UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2008

ACCURAY INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2008, Accuray Incorporated (the “Company”) issued a press release announcing that it is delaying its earnings release call until November 6, 2008 when Accuray will release its full financial results for the quarter ended September 27, 2008.  A copy of the Company’s press release dated October 29, 2008, titled “Accuray Reschedules Announcement of Results for First Quarter of Fiscal 2009” is attached hereto as Exhibit 99.1.

Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” (including the exhibit hereto) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Number	Description
99.1	Press Release dated October 29, 2008, titled “Accuray Reschedules Announcement of Results for First Quarter of Fiscal 2009”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: October 29, 2008	By:	/s/ Darren J. Milliken
Darren J. Milliken
Interim General Counsel

EXHIBIT INDEX

Number	Description
99.1	Press Release dated October 29, 2008, titled “Accuray Reschedules Announcement of Results for First Quarter of Fiscal 2009”